Cost of Services	12 Months Ended
Dec. 31, 2024
Cost of Services [Abstract]
COST OF SERVICES
23	COST OF SERVICES

	December 31, 2022	December 31, 2023	December 31, 2024
	RM	RM	RM	US$
Consultant fee	1,884,806	11,075,069	9,810,454	2,194,536
IT expenses	5,724,360	1,098,800	10,767,202	2,408,554
Subscription fee	14,125	140,982	48,691	10,892
Referral fee	-	2,534,502	809,764	181,139
Others	32,598	534,664	684,292	153,072
Total	7,655,889	15,384,017	22,120,403	4,948,193

The “consultant fee” refers to the Company costs incurred from assisting its clients, in engaging all the relevant professionals required during the listing process, including but not limited to legal counsel, auditors, finance consultants, US capital markets consultant, which such consultant fee payment shall be included and be treated as part of our consultation services for its clients during the IPO’s process.

The IT expenses refer to the costs incurred for the technology-related resources and services. These include hardware, cloud services, subcontractor cost, IT consultancy service from outside expert and so on. IT expenses have increased dramatically compared to the previous year due to the increase in IT projects and lack of internal resources, thus highly dependent on outside IT subcontractors.

Included in the others, RM 65,839 (US$ 14,728) is the discount given to personal loans, RM 318,851 (US$ 71,325) is the shared income paid to Zcity, and RM 75,000 (US$16,777) is payment to subcontractor.